EXHIBIT 10.4
                                                                    ------------

                            STOCK EXCHANGE AGREEMENT
                            ------------------------

     THIS STOCK EXCHANGE AGREEMENT, effective as of June 27, 2003 is hereby entered into by HomeCom Communications, Inc., a Delaware corporation (the "Corporation"), and the undersigned holders of the outstanding shares of the Corporation's Series F Convertible Preferred Stock (the "Stockholders").


                               W I T N E S S E T H

     WHEREAS, the Stockholders currently hold the shares of Series F Convertible Preferred Stock set forth beside their names on Exhibit A;

     WHEREAS, the Corporation and the Stockholders desire to cancel the outstanding shares of Series F Preferred Stock (the "Series F Shares") in exchange for the issuance to the Stockholders of shares of Series H Convertible Preferred Stock (the "Series H Shares") on a one-for-one basis (the "Share Exchange") at such time as the issuance of the Series H Shares is authorized by the filing of the Certificate of Designations, Rights and Preferences of the Series H Convertible Preferred Stock (the "Series H Certificate of Designations") in substantially the form attached hereto as Exhibit B;

     NOW THEREFORE, in consideration of the premises and pursuant to the terms of this Stock Exchange Agreement, the parties hereto hereby agree as follows:

     1. Exchange Transaction. Each Stockholder hereby surrenders to the Corporation and cancels the Series F Shares set forth beside its name on Exhibit A as consideration and in exchange for the right to receive the Series H Shares set forth beside such Stockholder's name on Exhibit A at such time as the issuance of the Series H Shares is authorized by the filing of the Series H Certificate of Designations, and each Stockholder hereby agrees to deliver to the Corporation on the date hereof any and all stock certificates held by such Stockholder representing such cancelled Series F Shares. Such surrender, cancellation and issuance shall be recorded on the stock transfer ledger of the Corporation.

     2. Investment Representations. Each of the undersigned Stockholders severally (and not jointly) represents and warrants to the Corporation, solely with respect to each as a Stockholder, that:

          2.1 Accredited Investor. The Stockholder is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")), and has such knowledge and experience in financial business matters that the Stockholder is capable of evaluating the merits and risks of the Stock Exchange. The

     Stockholder's residence or, if other than a natural person, its principal office, is located in the jurisdiction indicated in the address of such Stockholder given on the signature page hereof.

          2.2 Review of SEC Filings. The Stockholder has had the opportunity to review the Corporation's filings with the Securities and Exchange Commission.

          2.3 Opportunity for Investigation. The Corporation has given the Stockholder the opportunity to meet with the Corporation's directors and executive officers for the purpose of asking questions and receiving answers concerning the terms and conditions of the Stock Exchange, and to obtain any additional information that the Corporation may possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information that the Corporation has furnished the Stockholder in connection with the Stock Exchange.

          2.4 Restricted Securities. The Stockholder understands and acknowledges that the Series H Shares being issued to the respective Stockholders in the Stock Exchange are "restricted securities," (as such terms is defined in Rule 144(a)(3) under the Securities Act) that the certificate or certificates evidencing those shares will bear a legend, substantially in the form set forth below, indicating that those shares are restricted securities, and that those shares may not be transferred except pursuant to an effective registration statement under the Securities Act or an available exemption from such registration.

          The legend referred to above will be substantially as follows:

          "These securities have been issued pursuant to an exemption under the Securities Act of 1933, as amended, and are restricted securities, and neither such securities nor any interest therein may be offered, sold, pledged, hypothecated, made the subject of a gift or otherwise transferred, for value or otherwise, without the written approval of counsel for the issuer making specific reference to this certificate. The transfer agents of the issuer have been instructed to register transfers of the shares evidenced by this certificate only in accordance with the foregoing instructions."

          2.5 Stockholder's Intent. Each Stockholder is acquiring the Series H Shares for such Stockholder's own account, for investment purposes, and not with a view towards their distribution.

     3. Further Assurances. Each party shall take all such further actions reasonably necessary or proper to carry out the transactions contemplated by this Stock Exchange Agreement.

     4. Governing Law. This Stock Exchange Agreement and the legal relations between the parties to it is governed by, and shall be construed and enforced in accordance with, the laws of the State of Delaware.

     5. Counterparts. This Stock Exchange Agreement may be executed in two or more counterparts, each of which shall be deemed an original.



                          Signatures on following page.

     DULY EXECUTED AND DELIVERED, by the parties hereto, all on the day and year first above written.



                                            HOMECOM COMMUNICATIONS, INC.

                                            By:  /s/  Michael Sheppard
                                               --------------------------------
                                            Name:     Michael Sheppard
                                                 ------------------------------
                                            Title:    VP Licensing Division
                                                  ------------------------------


                                            EUROTECH, LTD.

                                            By:  /s/  Carey Naddell
                                               --------------------------------
                                            Name:     Carey Naddell
                                                 ------------------------------
                                            Title:    President and CEO
                                                  -----------------------------

                                            Address:
                                                     --------------------------



                                            GREENFIELD CAPITAL PARTNERS LLC

                                            By:  /s/  Michael Byl
                                               --------------------------------
                                            Name:     Michael Byl
                                                 ------------------------------
                                            Title:    President
                                                  -----------------------------

                                            Address:  90 Grove Street
                                                      Ridgefield, CT 06877
                                                      -------------------------


                                            POLYMATE, LTD.

                                            By:  /s/  Alex Trossman
                                               --------------------------------
                                            Name:     Alex Trossman
                                                 ------------------------------
                                            Title:    General Manager
                                                  -----------------------------

                                            Address:  16 Bnei Brit St.
                                                      Haifa 34752
                                                      Israel
                                                     --------------------------

                                    EXHIBIT A


---------------------------------- ----------------------- --------------------

                                     Shares of Series F     Shares of Series H
                                    Preferred Stock to be     Preferred Stock
     Name of Stockholder               Surrendered             to be Received
     -------------------               -----------             --------------
---------------------------------- ----------------------- --------------------
Eurotech, Ltd.                            11,250                    11,250
---------------------------------- ----------------------- --------------------
Greenfield Capital Partners, L.P.            750                       750
---------------------------------- ----------------------- --------------------
Polymate, Ltd.                             1,500                     1,500
                                           -----                     -----
---------------------------------- ----------------------- --------------------
Total                                     13,500                    13,500
---------------------------------- ----------------------- --------------------

                                    EXHIBIT B


                      Series H Certificate of Designations




                        Exhibit begins on following page.

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES H CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 13,500 shares of Series H Convertible Preferred Stock of the Company, as follows:

     RESOLVED, that the Company is authorized to issue 13,500 shares of Series H Convertible Preferred Stock (the "SERIES H PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

     (1) DIVIDENDS. The Series H Preferred Shares shall not bear any dividends except as provided herein.

     (2) HOLDER'S CONVERSION OF SERIES H PREFERRED SHARES. A holder of Series H Preferred Shares shall have the right, at such holder's option, to convert the Series H Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), on the following terms and conditions:

         (a) CONVERSION RIGHT. At any time or times on or after the first date on which the Company's Certificate of Incorporation is validly amended such that the number of authorized shares of Common Stock (the "Authorized Common") equals or exceeds the sum (the "Common Equivalents") of (i) the number of issued and outstanding shares of Common Stock plus (ii) the aggregate of the number of shares of Common Stock into which all other issued and outstanding shares of any class of Company stock are at any time convertible (the period of time beginning on the date referred to above and continuing for so long as the Authorized Common equals or exceeds the Common Equivalents shall be referred to herein as the "Conversion Period"), any holder of Series H Preferred Shares shall be entitled to convert each Series H Preferred Share, in whole or in part, into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(e) below) of Common Stock at a rate, subject to adjustment as provided herein, of 10,000 Shares of Common Stock for each Series H Preferred Share (the "Conversion Rate") as and when the creation of such Common Stock is duly authorized by all necessary corporate action, at the Conversion Rate; PROVIDED, HOWEVER, that in no event shall any holder be entitled to convert Series H Preferred Shares in excess of that number of Series H Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series H Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series H Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

         (b) ADJUSTMENT TO CONVERSION RATE - DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Rate will be subject to adjustment from time to time as provided in this Section 2(b).

     1.1 ADJUSTMENT OF FIXED CONVERSION RATE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.


          (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series H Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series H

                    Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series H Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series H Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(b) will thereafter be applicable to the Series H Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series H Preferred Shares then outstanding), the obligation to deliver to each holder of Series H Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series H Preferred Stock outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series H Preferred Stock, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series

                    H Preferred Stock then being converted, and (b) the denominator is the principal amount of all the outstanding Series H Preferred Stock.

          (iv)      NOTICES.

                    (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series H Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                    (B) The Company will give written notice to each holder of Series H Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                    (C) The Company will also give written notice to each holder of Series H Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

          (c) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

          (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series H Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and
                    (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series H Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

          (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

          (iii) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series H Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

          (d) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series H Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series H Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series H Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series H Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series H Preferred Stock that were issued upon conversion of Series H Preferred Stock (the "STOCKHOLDER APPROVAL"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series H Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series H Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series H Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series H Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series H Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series H Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

          (e) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series H Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (f) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series H Preferred Shares.

     (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series H Preferred Shares represented by a particular Preferred Stock Certificate, the

Company shall promptly cause to be issued and delivered to the holder of such Series H Preferred Shares a Preferred Stock Certificate representing the remaining Series H Preferred Shares which have not been so converted or redeemed.

     (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series H Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series H Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series H Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series H Preferred Shares are at any time convertible.

     (5) VOTING RIGHTS. The Series H Shares shall have no voting rights except as otherwise provided herein or in the General Corporation Law of the State of Delaware.

     (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series H Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series H Preferred Shares (other than the Series G Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series H Preferred Share equal to $1,000 (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series H Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series H Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series H Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series H Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series H Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series H Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series H Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series G Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series H Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series H Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series H Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

     (8) RESTRICTION ON DIVIDENDS. If any Series H Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series H Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series H Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series H Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series H Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

     (9) VOTE TO CHANGE THE TERMS OF SERIES H PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series H Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series H Preferred Shares.

     (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series H Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series H Preferred Shares into Common Stock.

     (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series H Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series H Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by ___________________, its ____________________, as of the ______
day of _____________, 2003.

                                            HOMECOM COMMUNICATIONS, INC.



                                            By:________________________________

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series H Convertible Preferred Stock, $.01 par value per share (the "Series H PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series H Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series H Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                                Date of Conversion:

                                ---------------------------------------------

                                Number of Series H
                                Preferred Shares to be converted
                                ---------------------------------------------

                                Stock certificate no(s). of Series H
                                Preferred Shares to be converted:
                                ---------------------------------------------

Please confirm the following information:


                                Number of shares of Common Stock to be issued:

                                ---------------------------------------------
please issue the Common Stock into which the Series H Preferred Shares are being converted in the following name and to the following address:

                                Issue to:(1)

                                ---------------------------------------------

                                ---------------------------------------------

                                Facsimile Number:

                                ---------------------------------------------

                                Authorization:

                                ---------------------------------------------

                                By:

                                   ------------------------------------------
                                Title:

                                      ---------------------------------------
                                Dated:

                                ---------------------------------------------


ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


Date:
     ----------------


--------

     (1) If other than to the record holder of the Series H Preferred Shares, any applicable transfer tax must be paid by the undersigned.